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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K
                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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  Date of Report (Date of earliest event reported): September 1, 1995

                  Merry Land & Investment Company, Inc.
         (Exact name of registrant as specified in its charter)

                    Georgia                                 001-11081
(State or other jurisdiction of incorporation)     (Commission File Number)

                                58-0961876
                       (I.R.S. Employer I.D. Number)

    624 Ellis Street, Augusta, Georgia                           30901
(Address of principal executive offices)                      (Zip Code)

  Registrant's telephone number, including area code:  706/722-6756

       ____________________________________________________________
       (Former name or former address, if changed since last report)
  **********************************************************************

Filed: September 1, 1995

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  ITEM 5.   OTHER EVENTS.  Merry Land & Investment Company, Inc. (the
"Company") has completed the offering of $40,000,000 of its 7-1/4% Notes due 2002 (the "Notes"). The offering of the Notes was made pursuant to a Prospectus Supplement dated August 28, 1995 relating to the Prospectus dated February 10, 1995 filed with the Company's shelf registration statement #33-57453 on Form S-3.

  The Notes bear interest at 7-1/4% from September 1, 1995, with interest payable each April 1 and October 1 beginning April 1, 1996. The entire principal amount of the Notes is due October 1, 2002.

  The Notes were sold under an Indenture and Supplemental Indenture with First Union National Bank of Georgia as Trustee. The underwriting discount was 0.725% and the price to the public was 99.933% of the principal amount of the Notes.

  The net proceeds to the Company from the sale of the Notes were $39,683,200. The Company intends to use the net proceeds to acquire and develop additional apartment properties.

  Delivery of the Notes was made on September 1, 1995 through the facilities of the Depository Trust Company, against payment therefor in immediately available funds.

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. The Company is filing with this current report copies of the following documents in connection with this Offering.

A.   EXHIBIT 1:     Underwriting Agreement.

B.   EXHIBIT 4A:    Form of Merry Land & Investment Company, Inc. 7 1/4%
                    Notes due 2002.

C.   EXHIBIT 4B:    Indenture (incorporated herein by reference to Exhibit
                    4B of the Company's current report on Form 8-K filed
                    June 23, 1995).

D.   EXHIBIT 4C:    First Supplemental Indenture (incorporated herein
                    by reference to Exhibit 4C of the Company's current report on Form 8-K filed June 23, 1995).

E.   EXHIBIT 5:     Opinion as to the legality of the Notes.

F.   EXHIBIT 8:     Tax Opinion.

G.   EXHIBIT 12:    Statement regarding computation of ratios (incorporated
                    herein by reference to Exhibit 12 of the Company's 1994
                    10-K filed March 8, 1995).

H.   EXHIBIT 23:    Consent of Hull, Towill, Norman & Barrett, P.C.
                    (contained in Exhibits 5 and 8).

I.   EXHIBIT 27:    Financial Data Schedule (incorporated herein by
                    reference to Exhibit 27 of the Company's 1994 10-K filed March 8, 1995).


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                   Signature Blocks on Following Page
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                                 SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merry Land & Investment
Company, Inc.
                   (Registrant)


By:          /S/
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       Dorrie E. Green
    As Its Vice President